DIGS, INC.

                            PLACEMENT AGENT AGREEMENT





                                                     Dated as of: March 14, 2000


May Davis Group, Inc.
One World Trade Center - Suite 8735
New York, New York, 10038

Ladies and Gentlemen:

     The undersigned, Digs, Inc. (the "Company"), hereby agrees with May Davis Group, Inc. ("May Davis") as follows:

     1. Offering.

          A. The Company hereby engages May Davis to act as its exclusive placement agent in connection with the issuance and sale by the Company (the "Offering") of the Company's Convertible Series A Preferred Stock, $0.01 par value per share (the "Preferred Stock"), at a price of $1,000 per share for an aggregate offering price of $2,500,000. For every forty (40) shares of Preferred Stock purchased in the Offering, an investor will receive a common stock purchase warrant (collectively, the "Warrants" and individually, a "Warrant") for the purchase of one (1) share of the Company's common stock, $0.001 par value per share (the "Common Stock").

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The Preferred  Stock will be convertible by the holder for a period of three (3)
years at any time after the Closing Date (as hereinafter defined) into shares of Common Stock (the 'Conversion Shares") in accordance with the terms and conditions set forth in the Company's Certificate of Designations, Preferences and Rights governing the Preferred Stock to be filed by the Company with the Secretary of State of Delaware on or before the Closing Date (the "Certificate of Designations"). Each Warrant entitles the holder to purchase one share of Common Stock (the "Warrant Shares") for an exercise price as set forth in the Warrants.

The Preferred Stock and the Warrants are subject to the terms of the Certificate of Designations, the Securities Purchase Agreement (the "Securities Purchase Agreement") and the registration rights agreement (the "Registration Rights Agreement") to be executed by the Company and all investors who purchase shares of Preferred Stock and Warrants in the Offering and all disclosure materials of the Company referred to in the Securities Purchase Agreement (collectively, the "Offering Materials"). The Preferred Stock, the Conversion Shares, the Warrants and the Warrant Shares are hereinafter sometimes collectively referred to as the "Securities." The Securities will be offered without registration under the Securities Act of 1933, as amended (the "Securities Act"). Purchasers of the Securities will be granted certain registration rights with respect to the Conversion Shares and the Warrant Shares as more fully set forth in the Registration Rights Agreement, the Securities Purchase Agreement and in the certificates representing the Preferred Stock and the Warrants.

               B. The Offering of Preferred Stock will be made by May Davis on a "best efforts, all or none" basis. The closing of the Offering (the "Closing") will occur as soon as practicable after the date on which subscriptions have been received and accepted by the Company for all 2,500 shares of Preferred Stock being sold in the Offering (the "Closing Date"), and the Company shall issue shares of Preferred Stock and Warrants at the Closing upon receipt of investors' funds that have cleared the banking system in the normal course of business. The Closing will take place at the offices of Silverman, Collura & Chernis, P.C., counsel to May Davis, at 381 Park Avenue South, Suite 1601, New York, New York 10016, or such other place as determined by the Company and May Davis, at such time as shall be determined by May Davis.

               C. The Offering shall commence on the date hereof and shall terminate on March 31, 2000, unless extended by the Company and May Davis (such date, as the same may be extended, is hereinafter referred to as the "Termination Date"; the period commencing on the date hereof and ending on the

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Termination Date is sometimes referred to herein as the "Offering  Period").  If subscriptions for all shares of Preferred Stock being offered in the Offering are not received by May Davis prior to the Termination Date, all funds received by investors will be returned thereto without interest thereon or deduction therefrom.

     2. Information.

          A. The Preferred Stock will be offered by May Davis on a "best efforts, all or none" basis.

          B. The Preferred Stock shall have the terms set forth in the Certificate of Designations and the Preferred Stock and Warrants shall be offered by the Company by means of the Securities Purchase Agreement and other Offering Materials. Payment for the Preferred Stock shall be made by check or wire transfer as more fully described in the Securities Purchase Agreement. The minimum purchase by any purchaser shall be $50,000, or 50 shares of Preferred Stock, except that subscriptions for lesser amounts of Preferred Stock may be accepted at the discretion of the Company and May Davis. May Davis and the Company agree that the Preferred Stock will be offered and sold only to
"accredited investors" within the meaning of Rule 501 of Regulation D ("Accredited Investors") promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act and Rule 506 of Regulation D of the Securities Act.

          C. In the event that the Closing occurs, the funds received in respect of the shares of Preferred Stock closed on will be forwarded to the Company, against delivery of the appropriate amount of the securities offered, net of (i) the placement agent commission equal to ten percent (10%) of the gross proceeds from the sale of shares of Preferred Stock in the Offering, and (iii) legal fees and expenses related thereto due to May Davis's counsel.

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          D. In  addition  to the  foregoing  compensation,  at the  Closing the
Company shall issue to May Davis common stock purchase warrants to purchase 200,000 shares of Common Stock at an exercise price equal to 110% of the closing bid price of the Common Stock on the Closing Date (the Placement Agent's Warrants). The Placement Agent's Warrants shall be exercisable at any time by the Placement Agent's for a period of sixty (60) months from the Closing Date and shall contain such anti-dilution and other protective provisions as are contained in the Warrants to be issued to investors in the Offering.

          E. At the Closing, the Company shall cause to be paid by, at the option of May Davis, certified or official bank check or wire transfer, to the extent not previously paid by the Company to May Davis (i) the placement agent commission equal to eight percent (8%) of the gross proceeds from the sale of shares Preferred Stock in the Offering, (ii) mailing and related expenses of May Davis and (iii) and legal fees and expenses related thereto due to May Davis's counsel, not to exceed $20,000 plus out of pocket expenses. In addition to the foregoing, the Company shall be responsible for the fees and expenses identified in Sections 6, 7, and 9 hereof, which expenses shall not be deemed to be commissions.

          F. May Davis shall not be obligated to sell any shares of Preferred Stock and shall only be obligated to offer the Preferred Stock on a "best efforts" basis.

          G. The Company and May Davis reserve the right to reject any subscriber, in whole or in part, in their sole discretion. Notwithstanding anything to the contrary contained in this Section 2(G), the Company's right to reject a subscriber shall lapse three (3) days after receipt by the Company of the fully completed and duly executed subscription documents from May Davis with respect to such subscriber (unless it is determined subsequent to such period that such subscriber does not meet the investor suitability requirements of this Offering). Funds received from any subscriber whose subscription is rejected will be returned to such subscriber, without deduction therefrom or interest thereon, but no sooner than such funds have cleared the banking system in the normal course of business.

     3. Representations, Warranties and Covenants of May Davis.

          A. May Davis represents, warrants and covenants as follows:

               (i) May Davis has the necessary power to enter into this Agreement, the Placement Agent's Warrant, the Placement Agent's Registration Agreement and to consummate the transactions contemplated hereby and thereby.

               (ii) The execution and delivery by May Davis of this Agreement, the Placement Agent's Warrant, the Placement Agent's Registration Rights Agreement and the consummation of the transactions contemplated herein and therein will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which May Davis is a party or by which May Davis or its properties are bound, or any judgment, decree, order or, to May Davis's knowledge, any statute, rule or regulation applicable to May Davis. This Agreement, the Placement Agent's Warrant, and the Placement Agent's Registration Rights Agreement when executed and delivered by May Davis, will constitute the legal, valid and binding obligations of May Davis, enforceable in accordance with their respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity, or
(c) the indemnification provisions hereof or thereof may be held to be violative of public policy.

               (iii) May Davis will deliver to each purchaser, prior to any submission by such person of a written offer relating to the purchase of the Preferred Stock, the Securities Purchase Agreement, the Registration Rights Agreement, the Warrant and a copy of the Certificate of Designations.

               (iv) Upon receipt of an executed Securities Purchase Agreement, a Registration Rights Agreement and the payments representing subscriptions for shares of Preferred Stock, May Davis will promptly forward copies of the Securities Purchase Agreement and Registration Rights Agreement to the Company or its counsel and shall forward all consideration received for such shares of Preferred Stock to be held in escrow.

               (v) May Davis will not deliver any Offering Materials to any person it does not reasonably believe to be an Accredited Investor.

               (vi) May Davis will not intentionally take any action that it reasonably believes would cause the Offering to violate the provisions of the Securities Act, the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), the respective rules and regulations promulgated thereunder (the "Rules and Regulations") or applicable "Blue Sky" laws of any state or jurisdiction.

               (vii) May Davis shall use all reasonable efforts to determine (a) whether any prospective purchaser is an Accredited Investor and (b) that any information furnished by a prospective investor is true and accurate. May Davis shall have no obligation to insure that (a) any check, note, draft or other means of payment for the Preferred Stock will be honored, paid or enforceable against the subscriber in accordance with its terms, or (b) subject to the performance of May Davis's obligations and the accuracy of May Davis's representations and warranties hereunder, (i) the Offering is exempt from the registration requirements of the Securities Act or any applicable state "Blue Sky" law or (ii) any prospective purchaser is an Accredited Investor.

               (viii) May Davis is a member of the National Association of Securities Dealers, Inc., and is a broker-dealer registered as such under the Exchange Act and under the securities laws of the states in which the Preferred Stock will be offered or sold by May Davis, unless an exemption for such state registration is available to May Davis. May Davis is in compliance with all material rules and regulations applicable to May Davis generally and applicable to May Davis's participation in the Offering.

               (ix) Placement Agent agrees that Placement Agent shall not engage in any transaction constituting a "short sale" (as defined in Rule 3b-3 of the 1934 Act) of Common Stock for a period of 12 months from the date of this Agreement.

     4. Representations and Warranties of the Company.

          A. The Company represents and warrants as follows:

          (i) The execution, delivery and performance of each of this Agreement, the Securities Purchase Agreements, the Registration Rights Agreements, the Warrant, the Placement Agent's Warrant, the Placement Agent's Registration Rights Agreement and the Certificate of Designations has been or will be duly and validly authorized by the Company and is, or with respect to the Securities Purchase Agreements, the Registration Rights Agreements, the Warrant, the Placement Agent's Warrant, the Placement Agent's Registration Rights Agreement and the Certificate of Designations will be, a valid and binding agreement of the Company, enforceable in accordance with their respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity or
(c) the indemnification provisions hereof or thereof may be held to be violative of public policy. The Securities have been duly authorized and, when issued and paid for in accordance with the (x) this Agreement, the Warrant, the Certificate of Designations, the Securities Purchase Agreements, the Placement Agent's Warrant the certificates/instruments representing each of such Securities, (y) will be valid and binding obligations of the Company, enforceable in accordance with their respective terms, except to the extent that (a) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, and (b) the enforceability thereof is subject to general principles of equity. All corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken by the Company.

          (ii) The Company has a duly authorized, issued and outstanding capitalization as set forth in the Offering Materials. The Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement and the agreements described herein and as described in the Offering Materials. All issued and outstanding securities of the Company, have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission or preemptive rights with respect thereto and are not subject to personal liability solely by reason of being securityholders; and none of such securities was issued in violation of the preemptive rights of any holders of any security of the Company. The Company has 80,000,000 shares of authorized Common Stock, 6,648,631 of which will be issued and outstanding as of the date hereof. The Company has 20,000,000 authorized shares of Preferred Stock, of which 2,500 shares of Redeemable Convertible Series A Preferred Stock will be outstanding after the Offering.

          (iii) The Securities have been duly authorized and when issued and paid for in accordance with the (x) this Agreement, the Certificate of Designations, the Securities Purchase Agreements, the Warrants, the Placement Agent's Warrant, the certificates/instruments representing each of such Securities, (y) will be validly issued, fully-paid and non-assessable; the holders thereof will not be subject to personal liability solely by reason of being such holders; such securities are not and will not be subject to the preemptive rights of any holder of any security of the Company.

          (iv) The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property necessary to conduct its business (including, without limitation any real or personal property stated in the Offering Materials to be owned or leased by the Company), free and clear of all liens, encumbrances, claims, security interests and defects of any material nature whatsoever, other than those set forth in the Offering Materials and liens for taxes not yet due and payable.

          (v) There is no litigation or governmental proceeding pending or, to the best of the Company's knowledge, threatened against, or involving the properties or business of the Company, except as set forth in the Offering Materials.

          (vi) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. Except as set forth in the Offering Materials, the Company does not own or control, directly or indirectly, an interest in any other corporation, partnership, trust, joint venture or other business entity. The Company is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which the character of its operations requires such qualification or licensing and where failure to so qualify would have a material adverse effect on the Company. The Company has all requisite corporate power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (domestic and foreign) to conduct its businesses (and proposed business) as described in the Offering Materials, and the Company is doing business in strict compliance with all such authorizations, approvals, orders, licenses, certificates and permits and all foreign, federal, state and local laws, rules and regulations concerning the business in which it is engaged. Any disclosures in the Offering Materials concerning the effects of foreign, federal, state and local regulation on the Company's businesses as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact. The Company has all corporate power and authority to enter into this Agreement, the Securities Purchase Agreements, the Registration Rights Agreements, the Placement Agent's Warrant, the Placement Agent's Registration Rights Agreement and the Certificate of Designations and to carry out the provisions and conditions hereof and thereof, and all consents, authorizations, approvals and orders required in connection herewith and therewith have been obtained or will have been obtained prior to the Termination Date. No consent, authorization or order of, and no filing with, any court, government agency or other body is required by the Company for the issuance of the Securities or execution and delivery of the Securities Purchase Agreements and the Placement Agent's Warrant, the Placement Agent's Registration Rights Agreement except for applicable federal and state securities laws. The Company, since its inception, has not incurred any liability arising under or as a result of the application of any of the provisions of the Securities Act, the Exchange Act or the Rules and Regulations.

          (vii) There has been no material adverse change in the condition or prospects of the Company, financial or otherwise, from the latest dates as of which such condition or prospects, respectively, are set forth in the Offering Materials, and the outstanding debt, the property and the business of the Company conform in all material respects to the descriptions thereof contained in the Offering Materials.

          (viii) Except as set forth in the Offering Materials, the Company is not in breach of, or in default under, any term or provision of any material indenture, mortgage, deed of trust, lease, note, loan or credit agreement or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected. The Company is not in violation of any provision of its charter or Bylaws or in violation of any franchise, license, permit, judgment, decree or order, or in violation of any statute, rule or regulation. Neither the execution and delivery of this Agreement, the Securities Purchase Agreements, the Registration Rights Agreements, the Placement Agent's Warrant, or the Placement Agent's Registration Rights Agreement, or the Certificate of Designations, nor the issuance and sale or delivery of the Securities, nor the consummation of any of the transactions contemplated herein or in the Securities Purchase Agreements, Placement Agent's Warrant, or the Placement Agent's Registration Rights Agreement, nor the compliance by the Company with the terms and provisions hereof or thereof, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company may be bound or to which any of the property or assets of the Company is subject except (a) where such default, lien, charge or encumbrance would not have a material adverse effect on the Company and (b) as described in the Offering Materials; nor will such action result in any violation of the provisions of the charter or the Bylaws of the Company or, assuming the due performance by May Davis of its obligations hereunder, any statute or any order, rule or regulation applicable to the Company of any court or of any foreign, federal, state or other regulatory authority or other government body having jurisdiction over the Company.

          (ix) Subsequent to the dates as of which information is given in the Offering Materials, and except as may otherwise be indicated or contemplated herein or therein, the Company has not (a) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, or (b) entered into any transaction other than in the ordinary course of business, or

(c) declared or paid any dividend or made any other distribution on or in respect of its capital stock. Except as described in the Offering Materials, the Company has no outstanding obligations to any officer or director of the Company.

          (x) There are no claims for services in the nature of a finder' or origination fee with respect to the sale of the Preferred Stock or any other arrangements, agreements or understandings that may affect May Davis's compensation, as determined by the National Association of Securities Dealers, Inc.

          (xi) The Company owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses necessary to conduct its business (including, without limitation, any such licenses or rights described in the Offering Materials as being owned or possessed by the Company) and, except as set forth in the Offering Materials, there is no claim or action by any person pertaining to, or proceeding, pending or threatened, which challenges the exclusive rights of the Company with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the Company's businesses (including, without limitation, any such licenses or rights described in the Offering Materials as being owned or possessed by the Company) except any claim or action that would not have a material adverse effect on the Company; the Company's current products, services or processes do not infringe or will not infringe on the patents currently held by any third party.

          (xii) Except as described in the Offering Materials, the Company is not under any obligation to pay royalties or fees of any kind whatsoever to any third party with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications, licenses or technology it has developed, uses, employs or intends to use or employ, other than to their respective licensors.

          (xiii) Subject to the performance by May Davis of its obligations hereunder, the Offering Materials and the offer and sale of the Securities comply, and will continue to comply, up to the Termination Date in all material respects with the requirements of Rule 506 of Regulation D promulgated by the Commission pursuant to the Securities Act and any other applicable federal and state laws, rules, regulations and executive orders. Neither the Offering Materials nor any amendment or supplement thereto nor any documents prepared by the Company in connection with the Offering will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All statements of material facts in the

Offering Materials are true and correct as of the date of the Offering Materials and will be true and correct on the date of the Closing.

          (xiv) All taxes which are due and payable from the Company have been paid in full and the Company does not have any tax deficiency or claim outstanding assessed or proposed against it.

          (xv) The financial information of the Company included in the Offering Materials fairly presents the financial position of the Company in accordance with generally accepted accounting principles consistently applied. There has been no adverse change or development involving a material prospective change in the condition, financial or otherwise, or in the earnings, prospects, stockholders' equity, value, operations, properties, business or results of operations of the Company on a consolidated basis, whether or not arising in the ordinary course of business, since the date of the most recent financial information included in the Offering Materials; and the outstanding debt, the property, both tangible and intangible, and the businesses of the Company conform in all material respects to the descriptions thereof contained in the Offering Materials.

          (xvi) None of the Company nor any of its officers, directors, employees or agents, nor any other person acting on behalf of the Company, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who is or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) which (A) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, or (B) if not given in the past, might have had a materially adverse effect on the assets, business or operations of the Company as reflected in any of the financial statements contained in the Offering Materials, or (C) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company in the future.

     5. Certain Covenants and Agreements of the Company.

          The Company covenants and agrees at its expense and without any expense to May Davis as follows:

          A. To advise May Davis of any material adverse change in the Company's financial condition, prospects or business or of any development materially affecting the Company or rendering untrue or misleading any material statement in the Offering Materials occurring at any time prior to the Closing as soon as the Company is either informed or becomes aware thereof.

         B. To use its best efforts to cause the Securities to be qualified or registered for sale, or to obtain exemptions from such qualification or registration requirements, on terms consistent with those stated in the Offering Materials under the securities laws of such jurisdictions as May Davis shall reasonably request, provided that such states and jurisdictions do not require the Company to qualify as a foreign corporation. Qualification, registration and exemption charges and fees shall be at the sole cost and expense of the Company.

         C. Upon written request, to provide and continue to provide to each holder of Securities participating in the Offering, so long as such holder shall remain a security holder of the Company, for a period ending on the earlier of
(i) the registration of the Conversion Shares and Warrant Shares under the Securities Act and (ii) three (3) years from the Termination Date, copies of all quarterly financial statements and audited annual financial statements prepared by or on behalf of the Company, other reports prepared by or on behalf of the Company for public disclosure and all documents delivered to the Company's stockholders.

         D. To deliver, for a period ending on the earlier of (i) the registration of the Conversion Shares and Warrant Shares under the Securities Act and (ii) three (3) years following the Termination Date, to May Davis, upon May Davis's request, in the manner provided in Section 10(B) of this Agreement:
(i) within forty five (45) days after the end of each of the first three quarters of each fiscal year of the Company, commencing with the first quarter ending after the Termination Date, a statement of its income for each such quarterly period, and its balance sheet and a statement of changes in stockholders' equity as of the end of such quarterly period, all in reasonable detail, certified by its principal financial or accounting officer; (ii) within ninety (90) days after the close of each fiscal year, its balance sheet as of the close of such fiscal year, together with a statement of income, a statement of changes in stockholders' equity and a statement of cash flow for such fiscal year, such balance sheet, statement of income, statement of changes in stockholders' equity and statement of cash flow to be in reasonable detail and accompanied by a copy of the certificate or report thereon of independent auditors if audited financial statements are prepared; and (iii) a copy of all documents, reports and information furnished to its stockholders at the time that such documents, reports and information are furnished to its stockholders.

         E. To apply the proceeds of the Offering substantially in accordance with the Offering Materials.

         F. To provide May Davis with as many copies of the Offering Materials as May Davis may reasonably request.

         G. To comply with the terms of the Securities Purchase Agreements, the Registration Rights Agreements, the Placement Agent's Warrants, the Placement Agent's Registration Rights Agreement, the Certificate of Designations and the Warrants.

         H. To keep available out of its authorized Common Stock solely for the purpose of issuance upon the conversion of the Preferred Stock, the exercise of the Warrants and the Placement Agent's Warrant, such number of shares of Common Stock as shall then be issuable upon the exercise or conversion thereof.

         I. To issue to May Davis, or May Davis's designee, at the Closing, the Placement Agent Warrant to purchase 200,000 shares of Common Stock. Each Placement Agent Warrant shall entitle the holder thereof to purchase one share of Common Stock at an exercise price equal to 110% of the closing bid price of the Common Stock on the Closing Date (subject to adjustment under certain circumstances) at any time commencing from issuance until sixty (60) months thereafter. The Placement Agent's Warrants shall not be redeemable by the Company. The terms of the Placement Agent's Warrants shall be more fully set forth in the certificate(s) representing the Placement Agent's Warrants.

         J. To ensure that any transactions between or among the Company, or any of its officers, directors and affiliates be on terms and conditions that are no less favorable to the Company, than the terms and conditions that would be available in an "arm's length" transaction with an independent third party.

     6. Indemnification.

         A. The Company hereby agrees that it will indemnify and hold May Davis and each officer, director, shareholder, employee or representative of May Davis, and each person controlling, controlled by or under common control with May Davis within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which May Davis or such indemnified person of May Davis may become subject under the Securities Act, the Exchange Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (A) Section 4 of this Agreement, (B) the Offering Materials (except those written statements relating to May Davis given by an indemnified person for inclusion therein), (C) any application or other document or written communication executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Preferred Stock under the securities laws thereof, or any state securities commission or agency; (ii) the omission or alleged omission from documents described in clauses (A), (B) or (C) above of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) the breach of any representation, warranty, covenant or agreement made by the Company in this Agreement. The Company further agrees that upon demand by an indemnified person, at any time or from time to time, it will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Company has indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this Paragraph 6(A), any such payment or reimbursement by the Company of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against May Davis or such indemnified person as a direct result of May Davis or such person's gross negligence or willful misfeasance will be promptly repaid to the Company.

         B. May Davis hereby agrees that it will indemnify and hold the Company and each officer, director, shareholder, employee or representative of the Company, and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Company or such indemnified person of the Company may become subject under the Securities Act, the Exchange Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) the conduct of May Davis or its officers, employees or representatives in its acting as Placement Agent for the Offering or (ii) the breach of any representation, warranty, covenant or agreement made by May Davis in this Agreement.

         C. Promptly after receipt by an indemnified party of notice of commencement of any action covered by Section 6(A) or 6(B), the party to be indemnified shall, within five (5) business days, notify the indemnifying party of the commencement thereof; the omission by one indemnified party to so notify the indemnifying party shall not relieve the indemnifying party of its obligation to indemnify any other indemnified party that has given such notice and shall not relieve the indemnifying party of any liability outside of this indemnification if not materially prejudiced thereby. In the event that any action is brought against the indemnified party, the indemnifying party will be entitled to participate therein and, to the extent it may desire, to assume and control the defense thereof with counsel chosen by it which is reasonably acceptable to the indemnified party. After notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such
Section 6(A) or 6(B) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but the indemnified party may, at its own expense, participate in such defense by counsel chosen by it, without, however, impairing the indemnifying party's control of the defense. Subject to the proviso of this sentence and notwithstanding any other statement to the contrary contained herein, the indemnified party or parties shall have the right to choose its or their own counsel and control the defense of any action, all at the expense of the indemnifying party if, (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action at the expense of the indemnifying party, or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying party; provided, however, that the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstance, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No settlement of any action or proceeding against an indemnified party shall be made without the consent of the indemnifying party.

         D. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 6(A) or 6(B) is due in accordance with its terms but is for any reason held by a court to be unavailable on grounds of policy or otherwise, the Company and May Davis shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with the investigation or defense of same) which the other may incur in such proportion so that May Davis shall be responsible for such percent of the aggregate of such losses, claims, damages and liabilities as shall equal the percentage of the gross proceeds paid to May Davis and the Company shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(D), any person controlling, controlled by or under common control with May Davis, or any partner, director, officer, employee, representative or any agent of any thereof, shall have the same rights to contribution as May Davis and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each officer of the Company and each director of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against the other party under this Section 6(D), notify such party from whom contribution may be sought, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any obligation they may have hereunder or otherwise if the party from whom contribution may be sought is not materially prejudiced thereby. The indemnity and contribution agreements contained in this Section 6 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified person or any termination of this Agreement.

     7. Payment of Expenses.

Whether or not the Offering is successfully completed, the Company hereby agrees to bear all of the expenses in connection with the Offering, including, but not limited to the following: filing fees, printing and duplicating costs, advertisements, postage and mailing expenses with respect to the transmission of Offering Materials, registrar and transfer agent fees, escrow agent fees and expenses, fees of the Company's counsel and accountants, issue and transfer taxes, if any, and counsel fees and expenses (such counsel fees not to exceed $20,000 plus out of pocket expenses).

     8. Conditions of the Closing

         The Closing shall be held at the offices of May Davis or its counsel. The obligations of May Davis hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company herein as of the date hereof and as of the Closing with respect to the Company as if it had been made on and as of the Closing; the accuracy on and as of the Closing of the statements of the officers of the Company made pursuant to the provisions hereof; and the performance by the Company on and as of the Closing of its covenants and obligations hereunder and to the following further conditions:

          A. At the Closing, May Davis shall receive the opinion of William B. Barnett, Esq., counsel to the Company, dated as of the date of the Closing, which opinion shall be in form and substance reasonably satisfactory to counsel for May Davis.

         B. At or prior to the Closing, counsel for May Davis shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Agreement and the Offering Materials, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

         C. At and prior to the Closing, (i) there shall have been no material adverse change nor development involving a prospective change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Offering Materials; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company which has not been disclosed in the Offering Materials or to May Davis in writing; (iii) except as set forth in the Offering Materials, the Company shall not be in default under any provision of any instrument relating to any outstanding indebtedness for which a waiver or extension has not been otherwise received; (iv) except as set forth in the Offering Materials, the Company shall not have issued any securities (other than those set forth in the Offering Materials) or declared or paid any dividend or made any distribution of its capital stock of any class and there shall not have been any change in the indebtedness (long or short term) or liabilities or obligations of the Company (contingent or otherwise); (v) no material amount of the assets of the Company shall have been pledged or mortgaged, except as indicated in the Offering Materials; and (v) no action, suit or proceeding, at law or in equity, against the Company or affecting any of its properties or businesses shall be pending or threatened before or by any court or federal or state commission, board or other administrative agency, domestic or foreign, wherein an unfavorable decision, ruling or finding could materially adversely affect the businesses, prospects or financial condition or income of the Company, except as set forth in the Offering Materials.

         D. At the Closing, May Davis shall have received a certificate of the Company signed by its chief executive officer and chief financial officer, dated as of the date of the Closing, to the effect that the conditions set forth in subparagraph (C) above have been satisfied and that, as of the Closing Date, the representations and warranties of the Company set forth herein are true and correct.

         E. At the Closing, the Company shall have duly executed and delivered to May Davis, or its designees, the Placement Agent's Warrants, in the names and denominations specified by May Davis.

          9. Termination.

         This Agreement shall terminate if the Closing specified in Section 1(B) does not take place on or before seven (7) business days following the Termination Date or as soon thereafter as the funds received from subscriptions have cleared the banking system in the normal course of business. Either May Davis or the Company may terminate the Offering in its sole discretion prior to the Closing. In the event that the Company determines to terminate the Offering from and after the date hereof through the end of the Offering Period for any reason other than May Davis's breach of the terms of this Agreement, and May Davis is willing to proceed, then the Company shall immediately pay to May Davis the amount of its out-of-pocket expenses. Upon such termination, the Securities Purchase Agreements, Registration Rights Agreements and payments for the Preferred Stock not previously delivered to the purchasers thereof, without interest thereon or deduction therefrom, shall be returned to the respective subscribers, May Davis shall have no further obligation to the Company, and the Company shall have no obligation to May Davis. If May Davis does not or fails to complete the Offering and the reasons therefor are reasonably related to a material adverse change in the business or financial results, prospects or condition of the Company, factors beyond May Davis control and through no fault of its own or a material adverse change in market conditions then, in any such case, the Company agrees to promptly pay May Davis its actual out-of-pocket expenses, including the fees and disbursements of May Davis's legal counsel.

          10. Miscellaneous.

         A. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all which shall be deemed to be one and the same instrument.

         B. Any notice required or permitted to be given hereunder shall be given in writing and shall be deemed effective when deposited in the United States mail, postage prepaid, or when received if personally delivered or faxed, addressed as follows:


         To May Davis:

                  May Davis Group, Inc.
                  One World Trade Center - Suite 8735
                  New York, New York  10048
                  Attention:


         with a copy to:

                  Silverman, Collura & Chernis, P.C.
                  Martin C. Licht, Esq.
                  381 Park Avenue South B Suite 1601
                  New York, New York  10016
                  Fax: (212) 779-8858

         To the Company:

                  Digs, Inc.
                  17327 Ventura Blvd., Suite 200
                  Encino CA 91316
                  Attention: Peter Dunn

or to such other address of which written notice is given to the others.

         C. This Agreement shall be governed by and construed in all respects under the laws of the State of New York, without reference to its conflict of laws rules or principles. Any suit, action, proceeding or litigation arising out of or relating to this Agreement shall be brought and prosecuted in such federal or state court or courts located within the State of New York as provided by law. The parties hereby irrevocably and unconditionally consent to the jurisdiction of each such court or courts located within the State of New York and to service of process by registered or certified mail, return receipt requested, or by any other manner provided by applicable law, and hereby irrevocably and unconditionally waive any right to claim that any suit, action, proceeding or litigation so commenced has been commenced in an inconvenient forum.

         D. This Agreement and the other agreements referenced herein contain the entire understanding between the parties hereto and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

         E. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                   DIGS, INC.

                                                   By: /s/ PETER B. DUNN
                                                           --------------
                                                    Name:  Peter B. Dunn
                                                    Title: President

MAY DAVIS GROUP, INC.




By:      ________________________
         Name:
         Title: